Exhibit 99.1

NEWS For Immediate Release

Investor Relations Contacts:

Stephen Wideman

Treasurer

Quest Software, Inc.

949.754.8142

Stephen.wideman@quest.com

Tom Patterson

VP, Finance Operations

Quest Software, Inc.

949.754.8336

Tom.patterson@quest.com

Quest Software Reports Preliminary Second Quarter 2011 Results and Revises Full Year Guidance

ALISO VIEJO, Calif., July 12, 2011 – Quest Software, Inc. (Nasdaq: QSFT) today announced preliminary financial results for the quarter ended June 30, 2011. Total revenues are expected to be between $201 and $204 million. Based on expected total revenues and preliminary estimates of expenses, pro forma earnings per share are expected to be between $0.22 and $0.24.

Quest Software also revised previously issued guidance for fiscal year 2011. The growth rate for total revenues is now expected to be between 11% and 12%, and pro forma operating margins are expected to be between 19% and 20%, below the previously announced guidance of 16% growth rate for total revenues and approximately 21% for pro forma operating margins.

“Our previous guidance was based on the expected returns on the increased investments that we have been making in our business, including through recent acquisitions,” said Doug Garn, Quest’s president and chief executive officer. “We have adjusted our guidance to be consistent with our current expectations on the timing and magnitude of the returns on these investments.”

Quest Software will release its financial results for the second quarter of 2011 on Tuesday, August 2, followed by a conference call with analysts and investors at 2 p.m. Pacific Time. The conference call can be accessed via live webcast through the “Company – Investor Relations”

section of our website: www.quest.com. A webcast replay will be available on the same website through August 2, 2012. An audio replay of the conference call will also be available through August 7, 2011, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 5516543.

About Quest Software, Inc.

Quest Software (Nasdaq: QSFT) simplifies and reduces the cost of managing IT for more than 100,000 customers worldwide. Our innovative solutions make solving the toughest IT management problems easier, enabling customers to save time and money across physical, virtual and cloud environments. For more information about Quest solutions for application management, database management, Windows management, virtualization management, and IT management, go to www.quest.com.

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Quest, Quest Software and the Quest logo are trademarks or registered trademarks of Quest Software in the United States and certain other countries. All other names mentioned herein may be trademarks of their respective owners.

Forward-Looking Statements

This news release contains certain forward-looking information, forward-looking statements and forward-looking financial projections, including predictions, estimates and other information, that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects (collectively, “forward-looking statements”), under the meaning of applicable securities laws, including the U. S. Private Securities Litigation Reform Act of 1995. The use of the words “expect”, “will”, “anticipate” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and assumptions that are subject to risks and uncertainties and no assurance can be given that these factors, expectations and assumptions will prove to be correct. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; Quest Software’s inability to integrate the operations of its acquisitions effectively thereby not obtaining the expected benefits from such acquisitions; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; risks associated with Quest Software’s ongoing patent litigation; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.